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                                                                    EXHIBIT 21.1

                        LIST OF SUBSIDIARIES OF USANI LLC
                             A DELAWARE CORPORATION
                             AS OF JANUARY 31, 2000

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
SUBSIDIARY                                                                 PLACE OF INCORPORATION
----------                                                                 ----------------------
 Exception Management Services LP. .......................................      Delaware
 Home Shopping Network, Inc. .............................................      Delaware
   d/b/a Home Shopping Network
The Home Shopping Network
Home Shopping Network en Espanol .........................................      Delaware
Home Shopping Club, LP. ..................................................      Delaware
   d/b/a   Home Shopping Club
Telemation
Spree
Home Shopping Spree
HSN
HSN Spree
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
HSC Spree
Home Shopping Network
Home Shopping Direct
 Home Shopping Network GmbH...............................................   Germany
 HSN Capital LLC..........................................................   Delaware
 HSN Direct LLC...........................................................   Delaware
 HSN General Partner LLC..................................................   Delaware
 HSN Holdings, Inc........................................................   Delaware
 HSN of Nevada LLC........................................................   Delaware
 HSN Fulfillment LLC......................................................   Delaware
   d/b/a   Home Shopping Network Outlet
Home Shopping Network Outlet of Tampa
HSN Wholesale Liquidation
Designer Direct
Home Shopping Values
Private ShowingnJewelry Values By Mail
HSN Media Merchandise
Home Shopping By Mail
 HSN-SBS Italia S.p.A.....................................................   Italy
 HSN Travel LLC...........................................................   Delaware
 HSN Realty LLC...........................................................   Delaware
 Short Shopping LLC.......................................................   Delaware
 Home Shopping Network E-Commerce LLC.....................................   Delaware
 HSN En Espanol LLC.......................................................   Delaware
 Internet Shopping Network LLC............................................   Delaware
 MarkeTech Services, Inc..................................................   Delaware
 National Call Center LP..................................................   Delaware
 USANi Sub LLC............................................................   Delaware
 Less than 50% ownership:
   Jupiter Shop Channel Co. Ltd (Japan)
 USANi Holding XI.........................................................   Delaware
 USANi LLC Holding XIII, Inc..............................................   Delaware
 USANi LLC................................................................   Delaware
 USAi Sub Inc.............................................................   Delaware
 USA Networks Holdings, Inc...............................................   Delaware
 USA Networks Partner LLC.................................................   Delaware
 USA Network (NY General Partnership).....................................   New York
 New-U Studios Holdings, Inc..............................................   Delaware
 New-U Studios, Inc.......................................................   Delaware
 New-U Pictures Facilities LLC............................................   Delaware
 Studios USA Development LLC..............................................   Delaware
 Studios USA First-Run Television LLC.....................................   Delaware
 Studios USA LLC..........................................................   Delaware
 Studios USA Pictures Development LLC.....................................   Delaware
 Studios USA Pictures LLC.................................................   Delaware
 Studios USA Reality Television LLC.......................................   Delaware
 Studios USA Talk Television LLC..........................................   Delaware
 Studios USA Talk Video LLC...............................................   Delaware
 Studios USA Television Distribution LLC..................................   Delaware
 Studios USA Television LLC...............................................   Delaware
 Studios USA Talk Productions LLC.........................................   Delaware
 Studios USA Music Publishing LLC.........................................   California

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
 Studios USA Canada Productions, Inc......................................   Delaware
 Talk Video Productions LLC...............................................   Delaware
 Fareholm Productions Ltd.................................................   Ontario
 Studios USA Music Publishing LLC.........................................   Delaware
 Coldwater Cable Development LLC..........................................   Delaware
 Laurel Productions LLC...................................................   Delaware
 Underworld Productions LLC...............................................   Delaware
 Writers Development LLC..................................................   Delaware
 Happy Hours Development LLC..............................................   Delaware
 Lexi Production LLC......................................................   Delaware
 Storm Front LLC..........................................................   Delaware
 Music of Sci Fi Network LLC..............................................   Delaware
 Nicholas Productions LLC.................................................   Delaware
 Sci Fi Network Music Publishing LLC......................................   Delaware
 NCL LLC..................................................................   Delaware
 Music of Studios USA LCC.................................................   California
 USA Electronic Commerce and Services LLC.................................   Delaware
 USA Network Interactive LLC..............................................   Delaware
 Sci Fi Lab...............................................................   Delaware
 Sci Fi Lab Development...................................................   Delaware
 USA Cable Entertainment..................................................   Delaware
 USA Cable Entertainment Development......................................   Delaware
 True Blue Productions....................................................   Delaware
 Flagship Development.....................................................   Delaware
 AST SUB INC..............................................................   Delaware
 AST LLC..................................................................   Delaware
 Music of USA Networks LLC................................................   Delaware
 Ingenious Designs Inc....................................................   Delaware
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